SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):   September 08, 2000


                                 FIBERCORE, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    Nevada                      000-21823                        87-0445729
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(STATE OR OTHER          (COMMISSION FILE NUMBER)            (I.R.S. EMPLOYER
JURISDICTION OF                                              IDENTIFICATION NO.)
INCORPORATION)



           253 Worcester Road, P.O. Box 180
                     Charlton, MA                                   01507
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)



       Registrant's telephone number, including area code (508) 248-3900



                                 Not Applicable
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS.

      On September 8, 2000, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1.


EXHIBIT NUMBER    DESCRIPTION

Exhibit 99.1      Press Release of the Registrant, dated September 8, 2000.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    FIBERCORE, INC.



                                    By:    /s/ Steven Phillips
                                       --------------------------------------
                                       Name:   Steven Phillips
                                       Title:  Interim Chief Financial Officer

Date:  September 11, 2000